                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Lydall, Inc.
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               (Name of Registrant as Specified In Its Charter)

                                 Lydall, Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                                        [LOGO OF LYDALL APPEARS HERE]

                                        Notice of Annual Meeting, to be held
                                        May 14, 1997
                                        Proxy Statement

                                         LEONARD R. JASKOL
                                         Chairman, President and Chief
                                         Executive Officer

                                         One Colonial Road
                                         P.O. Box 151
                                         Manchester, Connecticut 06045-0151
                                         (860) 646-1233
[LOGO O F LYDALL
  APPEARS HERE]
                                                March 27, 1997

Dear Lydall Stockholders:

  I am pleased to enclose Lydall's Annual Report describing the Company's operations and results for the past year. We hope you find it to be an informative summary of major developments during 1996.

  We appreciate your continuing interest in Lydall and invite you to attend the Company's Annual Meeting to be held on Wednesday, May 14, 1997 at 11:00 a.m. at The Hartford Club located at 46 Prospect Street in Hartford, Connecticut. For your convenience, Lydall will validate for stockholders' parking at the parking garage adjacent to The Hartford Club. It is an underground garage entered by a driveway to the right of The Hartford Club.

  The following pages contain the formal notice of the Annual Meeting and the Proxy Statement. PLEASE BE SURE TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE VOTED.

                                          Sincerely,

                                          [SIGNATURE APPEARS HERE]

LYDALL, INC.
-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING                                To Be Held May 14, 1997

To: The Owners of Common Stock

  The Annual Meeting of Stockholders of Lydall, Inc. will be held at The Hartford Club, 46 Prospect Street, Hartford, Connecticut, on Wednesday, May 14, 1997, at 11:00 a.m. E.D.T. for the following purposes:

    1. To consider and vote upon a proposal to approve the 1992 Stock Incentive Compensation Plan, as proposed to be amended and restated.

    2. To elect 11 Directors to serve for one-year terms until the next Annual Meeting to be held in 1998.

    3. To transact any other business which may properly come before the meeting.

  The Board of Directors urges you to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope. All stockholders are cordially invited to attend the meeting, and your right to vote in person will not be affected if you mail your proxy.

                            YOUR VOTE IS IMPORTANT

                                   Sincerely,

                                   /s/ Mary Tremblay

Manchester, CT                     Mary Adamowicz Tremblay
March 27, 1997                     General Counsel and Secretary

LYDALL, INC.
-------------------------------------------------------------------------------

PROXY STATEMENT

GENERAL

  This Proxy Statement of Lydall, Inc. ("Lydall" or the "Company"), a Delaware corporation, is being mailed or otherwise furnished to stockholders on or about March 27, 1997 in connection with the solicitation by the Board of Directors of Lydall of proxies to be voted at the Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, May 14, 1997 at 11:00 a.m. at The Hartford Club located at 46 Prospect Street in Hartford, Connecticut.

  Enclosed with this Proxy Statement and Notice of Annual Meeting is a proxy card on which the Board of Directors requests that you vote in favor of: a) the approval of the 1992 Stock Incentive Compensation Plan, as proposed to be amended and restated and b) the election of all nominees for Directors of the Company to serve for terms of one year until the Annual Meeting in 1998. We would appreciate the return of your completed proxy card AS SOON AS POSSIBLE for use at the Annual Meeting or at any adjournments of the Annual Meeting. Properly executed proxies received by Lydall's Secretary before the meeting will be voted as directed unless revoked. A proxy may be revoked at any time before it is exercised by a) notifying Lydall's Secretary in writing, b) delivering a proxy with a later date or c) by attending the meeting and voting in person. Unless you indicate on your proxy otherwise, shares represented by proxies properly SIGNED AND RETURNED to the Company will be voted "FOR" the approval of the 1992 Stock Incentive Compensation Plan, as amended, and "FOR" the nominees for the Board of Directors named in the proxy.

  Under the applicable provisions of the Company's By-laws, the presence, either in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Approval of the 1992 Stock Incentive Compensation Plan, as amended, requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. The election of directors also requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the number of affirmative votes cast with respect to any matter submitted to stockholders, only those votes cast "For" the matter are included. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as votes cast in determining whether a matter has been approved by stockholders. Abstentions, therefore, will have the same effect as a negative vote. If a broker or other holder of record or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called "broker non-votes" will have no effect on the outcome of the voting with respect to either proposal.

  All costs of solicitation of proxies will be borne by the Company. Lydall has engaged the services of the outside proxy solicitation firm of Morrow & Co. Inc. in the interests of increasing the number of shares represented at the meeting. The anticipated cost of the engagement is approximately $4,000. The contract provides for consultation regarding the written solicitation materials as well as the actual solicitation of proxies. Other costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material. In addition to solicitations by mail and the outside soliciting firm, the Company's Directors, officers and other employees, without additional remuneration, may solicit proxies by telephone and personal interviews.

  Only holders of record of Lydall's common stock, par value $.10 per share ("Common Stock"), at the close of business on March 17, 1997 are entitled to vote at the meeting. On that date there were 16,881,912 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

PROPOSAL 1: AMENDMENT AND RESTATEMENT OF THE 1992 STOCK INCENTIVE COMPENSATION PLAN

  On December 4, 1996, the Company's Board of Directors unanimously approved and adopted, subject to the approval of the stockholders at the Annual Meeting, the amendment and restatement of the 1992 Stock Incentive Compensation Plan ("1992 Plan"). The proposed amendment and restatement of the 1992 Plan would (i) provide for the payment of the annual Outside Director (as defined below) retainer in the form of unrestricted shares of Common Stock;
(ii) provide for the automatic grant each year of a nonqualified stock option covering 325 shares of Common Stock to the Chairman and each Outside Director of the Company; (iii) increase the aggregate number of shares of Common Stock which may be issued in connection with incentive awards granted under the 1992 Plan; and (iv) conform the 1992 Plan to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. As discussed more fully below, the Board believes the proposed amendments are advisable and in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote their shares of Common Stock "for" approval and adoption of the proposed amendment and restatement of the 1992 Plan.

  A SUMMARY OF THE PROPOSED CHANGES TO BE EFFECTUATED BY THE AMENDMENT AND RESTATEMENT OF THE 1992 PLAN, AS WELL AS THE PRINCIPAL FEATURES OF THE 1992 PLAN, ARE PROVIDED BELOW. THE FULL TEXT OF THE 1992 PLAN, AS PROPOSED TO BE AMENDED AND RESTATED, IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. STOCKHOLDERS ARE URGED TO REVIEW CAREFULLY THE FULL TEXT OF THE 1992 PLAN, AS PROPOSED TO BE AMENDED AND RESTATED, BEFORE VOTING ON THIS PROPOSAL. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 1992 PLAN, AS PROPOSED TO BE AMENDED AND RESTATED, ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

  DESCRIPTION OF PROPOSED AMENDMENTS

  A. Payment of Annual Retainer in Shares of Common Stock. As proposed to be amended and restated, the 1992 Plan would provide for the payment of the annual Outside Director retainer in the form of unrestricted shares of Common Stock, rather than cash, commencing with the 1997 calendar year. On June 30 and December 31 of each year during the term of the 1992 Plan, each person then serving as an Outside Director of the Company would become entitled to receive a stock bonus award equal to the number of whole shares of Common Stock obtained by dividing fifty percent of the annual retainer then in effect by the fair market value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest whole number of shares. An Outside Director is defined to mean any member of the Board of Directors who, as of the close of business on the date of grant of any incentive award granted under the 1992 Plan, is not an employee of the Company or any of its subsidiaries.

  As of January 1, 1997, the current annual Outside Director retainer amount was increased from $12,000 to $16,000 per annum. Under the terms of the 1992 Plan as proposed to be amended and restated, this amount may not be changed more often than once every twelve months. If the proposed amendment and restatement of the 1992 Plan is approved by Stockholders, the annual Outside Director retainer would no longer be paid in cash.

  B. Automatic Awards of Stock Options in Lieu of Further Accruals under the Directors' Deferred Compensation Plan. The proposed amendment and restatement of the 1992 Plan would also provide for the automatic grant of nonqualified stock options to the Chairman and the Outside Directors of the Company in lieu of any further accruals under the Lydall, Inc. Directors' Deferred Compensation Plan (the "Directors Deferred Compensation Plan"). On December 31 of each year during the term of the 1992 Plan, the Chairman and each person then serving as an Outside Director of the Company would be granted a non-qualified stock option covering 325 shares of Common Stock. The exercise price for each share of Common Stock purchasable upon exercise of each such option will be 100% of the fair market value of a share of Common Stock as of date of grant.

  Each non-qualified stock option shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and generally shall have a term of ten years. In the event that a recipient ceases to be a Director of the Company, all outstanding stock options then held by such person generally shall expire three years after the date on which such person ceases to be a Director of the Company. If the effective date of any such cessation of service occurs on or before March 31 of any given year, however, the non-qualified stock option, granted as of the previous December 31 (and only that non-qualified stock option), if any, shall continue to vest and be exercisable in whole or in part until March 31 of the year that is three years from the date on which such person ceases to be a Director of the Company. In no event, shall any non-qualified stock option extend beyond the maximum ten year term of the option.

  The automatic award of non-qualified stock options under the terms and conditions of the amended and restated 1992 Plan shall be in lieu of any future accruals under the Directors' Deferred Compensation Plan, which has been terminated as of December 31, 1996, assuming the proposed amendment and restatement of the 1992 Plan is approved by stockholders and becomes effective. In the event that the proposed amendment and restatement of the 1992 Plan is not approved by stockholders at the Annual Meeting, the Directors' Deferred Compensation Plan will continue in full force and effect. For a description of the current terms and provisions of the Directors' Deferred Compensation Plan, please see "Proposal 2-Election of Lydall Directors--Activities of the Board of Directors and certain Committees of the Board," below.

  The Company believes that stock based compensation provides long-term rewards to Directors which are consistent with long-term stock price appreciation recognizable by the stockholders. Tying Director compensation to the Company's stock performance is viewed as preferable to the current cash-based deferred compensation benefits, which are based on length of service regardless of Company performance. The stock ownership will add incentive to increase efforts on the Company's behalf, as well as to encourage continued service. It will also increase the Directors' proprietary interest in the Company and its continued success.

  C. Increase in shares available. The proposed amendment and restatement of the 1992 Stock Plan would also increase the aggregate number of shares of Common Stock which may be issued in connection with incentive awards granted under the 1992 plan. At present, the 1992 Plan provides that the total number of shares of Common Stock which may be issued under the 1992 Plan shall not exceed 1,580,000 shares (as adjusted to reflect the two-for-one stock split in the form of a stock dividend distributed on June 21, 1995 to stockholders of record on May 24, 1995). Of the 1,580,000 shares, 1,152,340 have already been awarded under the 1992 Plan, leaving 427,660 shares available for future awards. The amendment would increase the total number of shares to 2,420,000. The Board of Directors believes it is in the best interest of the Company to continue to award key employees with stock options or other similar incentives because it induces the continued service of participants and assists in the recruitment of candidates with outstanding qualifications. The Board also believes it stimulates employees' efforts toward the continued long-term success of the Company.

  D. Compliance with Section 162(m) of the Code. Finally, the proposed amendment and restatement of the 1992 Plan is intended to conform the 1992 Plan to the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Section 162(m) of the Code generally denies a publicly held corporation such as Lydall a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for its chief executive officer and each of its four most highly compensated executive officers. Certain performance based compensation is not subject to the limitation on deductibility provided that certain stockholder approval and independent director requirements are met. The proposed amendments to the 1992 Plan are intended to satisfy the requirements of Section 162(m) and the regulations promulgated thereunder.

  The Board believes that it is in the best interests of the Company and its stockholders to continue to award key employees with equity-based incentives under the 1992 Plan because it induces the continued service of employees, assists in the recruitment of additional employees with outstanding qualifications, and stimulates the efforts of employees toward the continued long-term financial success of the Company. Also, the Board of Directors believes it is important to structure the 1992 Plan so as to permit the Corporation, to deduct to the fullest extent permitted by law, the compensation that is payable thereunder. Accordingly, the Board of Directors has approved and adopted, subject to the approval of stockholders at the Annual Meeting, the proposed amendments to the 1992 Plan.

BACKGROUND

  The 1992 Plan provides for the issuance of shares of Common Stock to Directors, officers and other key employees of the Company and its subsidiaries. The 1992 Plan was originally approved by stockholders on May 13, 1992.

SUMMARY OF LYDALL, INC. 1992 STOCK INCENTIVE COMPENSATION PLAN

  The following discussion summarizes several additional provisions of the 1992 Plan as proposed to be amended and restated.

  General. The purpose of the 1992 Plan is to further the growth and prosperity of the Company and its subsidiaries through the grant of incentive awards to those officers, key employees and Directors who are in a position to contribute materially to the Company's growth, profitability and success. The 1992 Plan provides for the grant of the following types of incentive awards:
(i) nonqualified stock options; (ii) incentive stock options; (iii) restricted stock awards; and (iv) stock bonus awards.

  Directors of the Company are automatically awarded nonqualified stock options where the Director is serving in such position on May 7, 1993, May 7, 1996, May 7, 1999 and May 7, 2002. Each option covers a maximum of 9,000 (as adjusted for the 1995 stock split) shares of Common Stock. In addition, each person who is first elected a Director of the Company after May 13, 1992 is automatically granted a nonqualified stock option covering a maximum of 9,000 (as adjusted for the 1995 stock split) shares of Common Stock subject to certain limitations set forth in the 1992 Plan.

  Administration. The 1992 Plan provides for administration by the Compensation and Stock Option Committee of the Board of Directors (the "Committee") which is comprised of not less than two members of the Board of Directors, each of whom must qualify as a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and any successor to such rule, and an "Outside Director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, and any successor to such Section. Among the powers granted to the Committee are the authority to interpret the 1992 Plan, establish rules and regulations for its operation, select the officers and key employees of the Company and its subsidiaries to receive incentive awards, and determine the form and amount and other terms and conditions of an incentive award.

  Eligibility. All key employees of the Company and any of its 50 percent or more owned subsidiaries are eligible to be selected to receive incentive awards under the 1992 Plan. The selection of key employees who will receive awards is within the discretion of the Committee, after receiving the recommendations of the Chairman. All full-time employees are eligible to receive incentive awards under the 1992 Plan.

  Amendment or Termination. The 1992 Plan provides that it may be modified, amended or terminated by action of the Board of Directors; however, without further stockholder approval, the Board generally may not (a) materially increase the aggregate number of shares issuable under the 1992 Plan; (b) change the minimum option exercise price; (c) increase the maximum period during which options may be exercised; (d) increase the maximum period for restricted stock awards to vest; (e) extend the ten-year period of the 1992 Plan; or (f) materially modify the eligibility requirements of participants under the 1992 Plan.

  Incentive Awards. The Chairman of the Company determines and recommends to the Committee those officers and key employees of the Company and its subsidiaries who should be granted incentive awards, the type of incentive awards to be granted, and the number of the shares subject to each incentive award. The Committee then approves or disapproves those recommendations. Set forth below is a brief description of each type of award which could be granted under the 1992 Plan.

  Stock Options. The 1992 Plan authorizes the Committee to grant incentive awards in the form of options to purchase shares of Common Stock. After receiving the recommendations of the Chairman, the Committee, with respect to each stock option, determines the number of shares of Common Stock which may be purchased by the recipient over the term of the option, the times at which portions of those shares may be purchased by the recipient, and whether the option is an incentive stock option. The Committee also determines the exercise price per share of Common Stock subject to the option, which shall be at least 100 percent of the fair market value of the Common Stock at the time of grant.

  Options may be exercised by giving written notice of such election to the Company specifying the number of shares of Common Stock the participant has elected to purchase and the date on which the participant wishes to exercise the option, together with payment of the full purchase price plus taxes, if applicable, in cash. If authorized by the Committee at or after the time of grant, payment in full or in part may also be made by an employee of the Company in the form of shares of Common Stock not then subject to restriction under any Company plan; provided, however, that shares of Common Stock may not be used to pay any of the purchase price of an option unless the shares have been owned by the employee for at least six months, or such longer period as the Committee shall determine, prior to being surrendered as payment of the purchase price of an option. It is intended that any stock option granted in the form of an incentive stock option will satisfy the applicable requirements of Section 422A of the Internal Revenue Code of 1986, as amended.

  Restricted Stock Awards. The 1992 Plan also authorizes the Committee, after receiving the recommendations of the Chairman, to grant incentive awards in the form of shares of Common Stock subject to such terms, conditions and restrictions as the Committee deems appropriate including restrictions on transferability and continued employment.

  Stock Bonus Awards. The 1992 Plan also authorizes the Committee, after receiving the recommendations of the Chairman, to grant incentive awards in the form of stock bonus awards. Such stock bonus awards consist of shares of Common Stock issued to participating employees as additional compensation for exemplary performance in fulfilling their responsibility to the Company.

  Other Terms of Incentive Awards. The 1992 Plan provides for the forfeiture of incentive awards in the event of termination of employment for any reason other than death, disability, retirement, or any other approved reason. Upon the grant of any incentive award, the Committee may, in its discretion, establish such other terms, conditions, restrictions and/or limitations governing the grant of such incentive award as are not inconsistent with the 1992 Plan.

  Change in Control Provisions. In the event of a change in control of the Company (as defined in the 1992 Plan), the 1992 Plan provides that any and all provisions of all outstanding incentive awards, which condition the right to exercise such incentive awards upon the holder having been an employee of the Company or any of its subsidiaries or a Director of the Company for a period of time, shall be deemed to have been rescinded so that such holder, upon the occurrence of a change in control, shall have the right to exercise his or her incentive awards in full. The 1992 Plan defines a "change in control" of the Company to mean (i) an acquisition of the Company by means of a merger or consolidation or purchase of substantially all of its assets if and when incident thereto (a) the composition of the Board of Directors or its successor changes so that a majority of the Board is not comprised of individuals who were members of the Board immediately prior to such merger, consolidation or purchase of assets or (b) the stockholders of the Company acquire a right to receive in exchange for or upon surrender of their stock, cash or other securities or a combination of the two or (ii) the acquisition by any person of voting rights with respect to 25 percent or more of the outstanding shares of Common Stock, if such person was not an officer or Director of the Company on May 13, 1992.

  Federal Tax Treatment. Under current federal tax law, the following are the federal tax consequences generally arising with respect to incentive awards granted under the 1992 Plan. A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any tax deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option and one year of the transfer of such shares to him or her, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

  A participant who was granted a nonqualified stock option does not have taxable income at the time of grant but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction for the same amount.

  A participant who has been granted an incentive award consisting of restricted shares of Common Stock will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The Company will be entitled to a corresponding tax deduction.

  The award of an outright grant of Common Stock in the form of a stock bonus award will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then Fair Market Value of the Common Stock distributed to him or her. The Company will receive a corresponding tax deduction for the same amount.

  Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the 1992 Plan, Section 162(m) of the Code and the regulations promulgated thereunder (collectively, "Section 162(m)") would render nondeductible to the Company certain compensation in excess of $1 million paid in any year to certain executive officers of the Company (i.e., the Chief Executive Officer and the four other most highly compensated executive officers of the Company, the "IRC Officers"), unless such excess compensation is "performance-based" (as defined under Section 162(m)) or is otherwise exempt from the operation of Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the plan and a requirement that the plan is administered by a committee of two or more "outside directors" (as defined under Section 162(m)). Stock options and certain other types of incentive awards that may be granted to the IRC Officers under the terms of the 1992 Plan, as proposed to be amended and restated, are intended to qualify for the exemption for performance-based compensation under Section 162(m). In light of various uncertainties regarding the ultimate interpretation of Section 162(m), however, no assurances can be given that all compensation intended to be so qualified will, in fact, be deductible if the non-qualifying amount should, together with other non-exempt compensation paid to an IRC Officer, exceed $1 million.

NEW PLAN BENEFITS

  As described above, the selection of employees of the Company and its subsidiaries who will receive incentive awards under the 1992 Plan are determined by the Committee in its discretion after receiving the recommendation of the Chairman. As a result, it is not possible to predict the amounts or kinds of incentive awards that will be received by or allocated to particular individuals or groups of employees in the future or to determine the amounts and kinds of incentive awards that would have been received or allocated to particular individuals or groups of employees in 1996 had the proposed amendment and restatement of the 1992 Plan been in effect during that year.

  Directors and, to some extent the Chairman of the Company, are the exception because, as stated above, the amended and restated 1992 Plan will provide for the automatic grant of shares of Common Stock and stock options in lieu of the annual Outside Director cash retainer and any further accruals under the Directors' Deferred Compensation Plan. If the proposed amendment and restatement of the 1992 Plan is approved by stockholders at the Annual Meeting, each of the eight Outside Directors of the Company will receive semi-annual stock bonus awards equal to the number of whole shares of Common Stock obtained by dividing fifty percent of the annual retainer then in effect by the fair market value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest whole number of shares. The value of each such stock bonus award will be equal to one-half of the then current annual retainer amount (currently $16,000). The Chairman and each of the eight Outside Directors will also receive annual non-qualified stock options covering 325 shares of Common Stock in lieu of any further accruals under the Directors' Deferred Compensation Plan. In addition, the 1992 Plan currently provides for the automatic grant of non-qualified stock options to Directors as of specified dates. Each person serving as a Director of the Company on May 7, 1999 and May 7, 2002 will be granted a non-qualified stock option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having a fair market value on the date of grant equal to $100,000. However, no dollar value is assigned to any of these non-qualified stock options because, in each case, the exercise price of the options will be equal to the fair market value of the underlying shares of Common Stock as of the date of grant.

  As of March 17, 1997, the closing price of a share of Common Stock on the New York Stock Exchange was $22.125.

VOTE REQUIRED FOR ADOPTION

  In order to approve the 1992 Stock Incentive Compensation Plan as amended, the affirmative votes of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            THAT STOCKHOLDERS VOTE
                 FOR THE APPROVAL OF THE AMENDED AND RESTATED
                    1992 STOCK INCENTIVE COMPENSATION PLAN.

PROPOSAL 2: ELECTION OF LYDALL DIRECTORS

  The Board of Directors has nominated Messrs. Lee A. Asseo, Paul S. Buddenhagen, Samuel P. Cooley, W. Leslie Duffy, Leonard R. Jaskol, William P. Lyons, Joel Schiavone, Roger M. Widmann and Albert E. Wolf to serve as Directors of the Company for a term of one year until the next Annual Meeting to be held in 1998.

  Also, management has proposed and the Board of Directors has unanimously voted to nominate, for a second consecutive term, two senior management officers, Elliott F. Whitely and James P. Carolan for election as Directors to serve for one-year terms, until the next Annual Meeting to be held in 1998. At the end of the one-year term, these two individuals are expected to be replaced by two other senior managers. The rotation of senior managers on the Board for two-year periods will be on a continuing basis. The Company feels that having senior management on the Board has been beneficial because it allows outside Directors to work with and observe the skills of the Company's managers, and it provides the Board with valuable input regarding the details of the operation of the Company. The Company has no intention of further expanding management participation on the Board. The Company intends to maintain its Board with a majority of outside Directors.

  Under the current Certificate of Incorporation, the Board of Directors is empowered to establish the number of directorships between 3 and 15. The Board of Directors has currently fixed the number of directorships at 12. There remains one vacancy.

  Additional nominations for Directors may be made from the floor by stockholders who attend the meeting, including nominations for persons to fill the present Board vacancy. It is the intention of the Proxy Committee of the Board of Directors to vote only for the Director nominees described on pages 9 through 10 of this Proxy Statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

  All nominees have indicated that they are willing and able to serve as Directors if elected. If any of such nominees should become unable or unwilling to serve, the Proxy Committee intends to vote for the replacement or replacements nominated by the Company's management.

VOTE REQUIRED FOR ADOPTION

  In order to be elected, the nominees must be approved by the affirmative votes of a majority of the shares of Common Stock represented, and entitled to vote, at the Annual Meeting.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            THAT STOCKHOLDERS VOTE
           FOR THE ELECTION OF NOMINEES REFERRED TO IN THIS SECTION.

                              BOARD OF DIRECTORS

  Nominees for election at the next Annual Meeting to serve for a term of one year, until 1998:

  LEE A. ASSEO, 59, is a retired Chairman of the Board and Chief Executive Officer of The Whiting Company, a manufacturer of synthetic fibers for the brush industry, which he joined in 1983. Mr. Asseo has been a Lydall Director since 1985. During 1996, Mr. Asseo served as Chairman of the Nominating Committee and as a member of the Compensation and Stock Option Committee.

  PAUL S. BUDDENHAGEN, 51, Partner of Carlisle Fagan Gaskins & Wise, Inc. was Vice President of Mercer Management Consulting, Inc., and head of its acquisition and valuation practice from 1988 through 1996. Mercer Management Consulting, Inc. is a financial services and consulting firm. From 1986 to 1988, Mr. Buddenhagen was President of TBS Capital, an investment management and investment banking subsidiary of the former Temple, Barker & Sloane, Inc. Prior to 1986, he also served as a senior consultant in Temple, Barker & Sloane Inc.'s Corporate Planning and Development Group. A Lydall Director since 1989, Mr. Buddenhagen served as Chairman of the Executive Committee and a member of the Nominating Committee during 1996.

  SAMUEL P. COOLEY, 65, is a retired Executive Vice President and Senior Credit Approval Officer of Shawmut Bank Connecticut, N.A., now Fleet National Bank, which he joined in 1955, and a position from which he retired in 1993. He has been a Lydall Director since 1966. During 1996, he served as Chairman of the Audit Committee and as a member of the Pension Committee.

  W. LESLIE DUFFY, 57, is a partner in the law firm of Cahill Gordon & Reindel. He has been with that firm since 1965. He has been a Lydall Director since 1992. During 1996, Mr. Duffy served as Chairman of the Pension Committee and a member of the Development Committee.

  LEONARD R. JASKOL, 60, was elected Chairman of the Board on October 9, 1991. He also serves as President and Chief Executive Officer of Lydall, positions he has held since July 1, 1988. He has been a Lydall Director since May 25, 1988. Prior to July 1, 1988, Mr. Jaskol had been a Vice President of Lydall and Group President of its Fiber Materials Group since 1977. Mr. Jaskol joined Lydall in 1973 as Vice President-Industrial Products of Lydall's Composite Materials Division, formerly the Colonial Fiber Division. In 1976, Mr. Jaskol was appointed Vice President-Division Manager of the Composite Materials Division, and in 1977 he was named President of that division and Group Executive of Lydall's Fiber Materials Group. Mr. Jaskol serves as a Director of Rogers Corporation and Eastern Enterprises. During 1996, Mr. Jaskol served as Chairman of the Development Committee and as a member of the Executive and Nominating Committees.

  WILLIAM P. LYONS, 55, has been Chairman of JVL Corp. since 1992. JVL Corp., formerly a generic drug manufacturer, is now an acquisition investment firm. Mr. Lyons has also been Chairman of the Board of Holmes Protection Group, Inc., an electronic security systems and monitoring Company since 1995. In addition, he has been Managing Partner of Madison Partners L.L.C. since 1996. He was also Chairman and Chief Executive Officer of Duro-Test Corporation from 1988 to 1991. From 1973 through 1989, Mr. Lyons was a faculty member of Yale University Schools of Management and Law. A Lydall Director since 1983, Mr. Lyons is also a Director of Keystone Consolidated Industries, Inc., Video Lottery Technologies, Inc., and Holmes Protection Group, Inc. During 1996, Mr. Lyons served as a member of the Pension and Audit Committees.

  JOEL SCHIAVONE, 60, has been Chief Executive Officer of The Schiavone Corporation, a diversified holding company, since 1981, and a Lydall Director since 1983. During 1996, Mr. Schiavone served as a member of the Executive Committee.

  ROGER M. WIDMANN, 57, Principal of Tanner & Co. Inc. Formerly, Mr. Widmann was Senior Managing Director, Corporate Finance, of Chemical Securities, Inc. He joined Chemical Bank, (now

Chase Manhattan Bank) in May 1986. Prior to that, he had been a founder and Managing Director of First Reserve Corporation, an energy investment and finance firm, since 1981. In addition, Mr. Widmann serves as a Director of Weatherford Enterra, Inc. and Mercantile International Petroleum Corp. Mr. Widmann has been a Lydall Director since 1974. During 1996, Mr. Widmann served as Chairman of the Compensation and Stock Option Committee and as a member of the Development Committee.

  ALBERT E. WOLF, 67, is Chairman of the Board and a Director of Checkpoint Systems, Inc., which manufactures and markets electronic security systems. Mr. Wolf has held his present position with Checkpoint since 1972. He has been a Lydall Director since 1977. During 1996, Mr. Wolf served as a member of the Compensation and Stock Option Committee and as a member of the Audit Committee.

-------------------------------------------------------------------------------

NOMINEES FROM SENIOR MANAGEMENT:

  JAMES P. CAROLAN, 54, is the President of the Manning Nonwovens Division of Lydall, located in Green Island, New York, a position he has held since 1993. Before the position at Manning, he was President of Lydall International, Inc. located in France. Prior to his affiliation with Lydall International, Inc., Mr. Carolan served as President of the Westex Division of Lydall from 1983 to 1991. He joined Lydall in 1980 as Vice President of Marketing of the Technical Papers Division.

  ELLIOTT F. WHITELY, 53, is the President of the Technical Papers Division of the Company located in Rochester, New Hampshire, a position he has held since 1987. He joined Lydall in 1974 and later served as Vice President of Development and Technology for that Division, until he became President of that Division.

ACTIVITIES OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

  The Board of Directors held five meetings during 1996. All Directors attended all of the meetings of the Board, with the exception of Mr. Lyons and Mr. Schiavone who each attended four of the meetings, and Mr. Wolf who attended three of the meetings. All Directors attended all meetings of any committees on which they served, except for Mr. Wolf and Mr. Lyons who attended all but one meeting of their respective committees.

  The Company's Board of Directors has six standing committees: Audit, Development, Compensation and Stock Option, Pension, Nominating and Executive. The Audit Committee considers and reviews all matters connected with internal and external audit reports, the external auditors' management report, and similar matters. The Development Committee reviews management proposals for possible mergers and acquisitions and approves investments made in connection with the Company's development program. The Compensation and Stock Option Committee (i) reviews the executive compensation of officers of the Company at the division president level and above; (ii) approves various employment contracts with officers; (iii) approves nonqualified deferred compensation arrangements with Directors and officers of the Company upon recommendation of the Company's officers; and (iv) approves the granting of restricted stock awards, stock options and stock bonus awards to key employees pursuant to the Lydall, Inc. 1992 Stock Incentive Compensation Plan. The Pension Committee makes recommendations concerning the pension and profit sharing plans of the Company. The Nominating Committee recommends persons to be nominated as Directors and considers nominees recommended by stockholders. (See "Deadline for Submission of Stockholder Proposals"). The Executive Committee acts on behalf of the Board of Directors in the interval between its meetings on all matters other than those specifically assigned by the Board of Directors to its other committees.

  During 1996, the Audit Committee held two meetings; the Development Committee held no meetings; the Compensation and Stock Option Committee held one meeting and acted by unanimous written consent on three occasions; the Pension Committee held no meetings and acted by unanimous written consent on five occasions; the Nominating Committee and the Executive Committee held no meetings.

  During 1996, Directors who were not employees of the Company or otherwise compensated by the Company were paid a retainer of $3,000 per quarter, $1,000 for each meeting of the Board of Directors attended, and $500 for any committee meeting held on a day other than the day on which a Board meeting was held. In addition, the 1992 Stock Incentive Compensation Plan (the "Plan") provides for the automatic grant of nonqualified stock options covering 9,000 (as adjusted for the 1995 stock split) shares of Common Stock to each person serving as a Director on May 7, 1999 and May 7, 2002. New Directors, upon joining the Board, receive an automatic grant of nonqualified options covering the lesser of (i) 9,000 (as adjusted for the 1995 stock split) shares of Common Stock, (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000 or (iii) the number of shares then available for such purpose under the Plan.

  Since 1991, the Company has maintained a Deferred Compensation Plan for outside Directors and the Chairman. Under this plan, those Directors will receive a lump-sum cash payment upon the later of the date they cease to serve as a Director or their attaining 62 years of age. For each of those Directors, the total amount of the payment will be equal to $3,000 multiplied by the number of full or partial calendar years of service as a Director completed prior to January 1, 1991, plus $6,000 for each full or partial calendar year of service as a Director completed after December 31, 1990. Benefits attributable to service as a Director after December 31, 1990 will vest and accrue immediately. Benefits attributable to service as a Director prior to January 1, 1991 will vest immediately provided the Director has held such position for at least five years and accrue over a seven-year period starting December 31, 1990 unless a Director is at least 62 years of age, in which case the benefits automatically will become fully vested. Benefits also will vest and accrue fully upon ceasing to serve as a Director within one year following a change in control, as defined in the Plan document, of the Company.

  The Board of Directors has unanimously approved and adopted, subject to the approval of stockholders at the Annual Meeting, the amendment and restatement of the 1992 Plan. Among other things, the proposed amendment and restatement of the 1992 Plan would (i) provide for the payment of the cash retainer in the form of unrestricted shares of Common Stock rather than cash, and (ii) provide for the automatic grant each year of a nonqualified stock option covering 325 shares of Common Stock to the Chairman and each Outside Director of the Company in lieu of any further accruals under the Directors' Deferred Compensation Plan. See "Proposal 1-Amendment and Restatement of the 1992 Stock Incentive Compensation Plan."

  From 1984 through 1992, the Company maintained the Lydall, Inc. 1984 Outside Directors Warrant Plan (the "Warrant Plan"). The Warrant Plan provided for the grant of warrants to purchase shares of Common Stock to outside Directors. It was terminated by the Board of Directors on May 13, 1992 because no remaining shares were available under the Warrant Plan to be awarded, and because the 1992 Stock Incentive Compensation Plan provides for automatic option grants to Directors of the Company.

  As of March 1, 1997, there was an aggregate of 30,330 authorized but unissued shares of the Company's Common Stock reserved for issuance under the Warrant Plan upon exercise of the warrants, all of which shares are subject to outstanding warrants. There was no exercise activity in 1996. Directors Cooley, Widmann and Wolf are the only directors who have warrants outstanding. Each of them hold warrants for 10,110 shares at an exercise price of $1.855 per share.

TRANSACTIONS WITH DIRECTORS

  During 1996, Mercer Management Consulting, Inc., of which Director Paul S. Buddenhagen was until recently Vice President, was engaged by several subsidiaries of Lydall as consultants in connection with strategic planning and market research issues. A total of $133,493 was paid to Mercer Management Consulting in 1996 in connection with such services.

  During 1996, Cahill Gordon & Reindel, of which Director W. Leslie Duffy is a partner, was engaged by the Company as special counsel for limited matters.

  SECURITIES OWNERSHIP OF DIRECTORS, CERTAIN EXECUTIVE OFFICERS AND 5 PERCENT
                               BENEFICIAL OWNERS

  The following table lists, to the Company's knowledge, the ownership of Common Stock and the nature of such ownership for each Director and nominee for Director, for each executive officer named in the Summary Compensation Table, for all executive officers and Directors of Lydall as a group and for each person who owns in excess of 5 percent of the outstanding shares of Common Stock. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. All information is given as of March 1, 1997.


                             Amount and Nature of       Percent
  Name                       Beneficial Ownership       of Class
----------------------------------------------------------------
  Lee A. Asseo          15,000 Direct
  Director              18,000 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                         6,750 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                       -------
                        39,750                              *
                       =======

----------------------------------------------------------------

  Paul S. Buddenhagen    7,000 Direct
  Director              18,000 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                         6,750 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                       -------
                        31,750                              *
                       =======

----------------------------------------------------------------

  James P. Carolan      63,805 Direct
  Division President,    8,549 Indirect (Spouse)
  Director              72,160 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                        30,069 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                        21,252 (Allocated under Lydall
                               Profit Sharing Plan) (1)
                       -------
                       195,835                            1.1
                       =======

                                 Amount and Nature of       Percent
  Name                           Beneficial Ownership       of Class
--------------------------------------------------------------------
  Samuel P. Cooley           3,000 Direct
  Director                  10,110 (Exercisable under
                                   Warrant Plan)
                            18,000 (Exercisable under 1982
                                   Stock Incentive
                                   Compensation Plan)
                             6,750 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                           -------
                            37,860                              *
                           =======

--------------------------------------------------------------------

  W. Leslie Duffy                0 Direct
  Director                   9,000 (Exercisable under 1982
                                   Stock Incentive
                                   Compensation Plan)
                             6,750 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                           -------
                            15,750                              *
                           =======

--------------------------------------------------------------------

  John E. Hanley            15,966 Direct
  Vice President--          25,108 Indirect (Spouse)
  Finance & Treasurer       47,400 (Exercisable under 1982
                                   Stock Incentive
                                   Compensation Plan)
                            38,785 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                            12,498 (Allocated under Lydall
                                   Profit Sharing Plan) (1)
                           -------
                           139,757                              *
                           =======

--------------------------------------------------------------------

  Leonard R. Jaskol        351,477 Direct
  Chairman of the Board,   201,000 (Exercisable under 1982
  Chief Executive Officer          Stock Incentive
                                   Compensation Plan)
                            28,380 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                            59,184 (Allocated under Lydall
                                   Profit Sharing Plan) (1)
                           -------
                           640,041                            3.7
                           =======

                             Amount and Nature of       Percent
  Name                       Beneficial Ownership       of Class
----------------------------------------------------------------
  Raymond J. Lanzi     177,771 Direct
  Division President     4,500 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                        23,095 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                        34,054 (Allocated under Lydall
                               Profit Sharing Plan)(1)
                       -------
                       239,420                            1.4
                       =======

----------------------------------------------------------------

  William P. Lyons      29,904 Direct
  Director                   0 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                       -------
                        29,904                              *
                       =======

----------------------------------------------------------------

  Joel Schiavone             0 Direct
  Director               4,528 Indirect (Spouse)
                        18,000 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                         6,750 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                       -------
                        29,278                              *
                       =======

----------------------------------------------------------------

  Elliott F. Whitely   172,217 Direct
  Division President,   18,000 (Exercisable under 1982
  Director                     Stock Incentive
                               Compensation Plan)
                        34,242 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                        32,190 (Allocated under Lydall
                               Profit Sharing Plan) (1)
                       -------
                       256,649                            1.5
                       =======

----------------------------------------------------------------

  Roger M. Widmann      44,526 Direct
  Director                 450 Indirect (Spouse)
                        10,110 (Exercisable under
                               Warrant Plan)
                        18,000 (Exercisable under 1982
                               Stock Incentive
                               Compensation Plan)
                         6,750 (Exercisable under 1992
                               Stock Incentive
                               Compensation Plan)
                       -------
                        79,836                              *
                       =======

                                       Amount and Nature of           Percent
  Name                                 Beneficial Ownership           of Class
------------------------------------------------------------------------------
  Albert E. Wolf                        0    Direct
  Director                          6,000    Indirect (Spouse)
                                   10,110    (Exercisable under
                                             Warrant Plan)
                                   18,000    (Exercisable under 1982
                                             Stock Incentive
                                             Compensation Plan)
                                    6,750    (Exercisable under 1992
                                             Stock Incentive
                                             Compensation Plan)
                                ---------
                                   40,860                                  *
                                =========

------------------------------------------------------------------------------

  Lydall Profit Sharing Plan    1,160,820(1)                             6.8
  c/o CoreStates Bank NA
  1500 Market Street
  P.O. Box 13839
  Philadelphia, PA 19101-13839

------------------------------------------------------------------------------

  Stein, Roe & Farnham          1,076,300(2)                             6.3
  Incorporated
  One South Wacker Drive
  Chicago, IL 60606

------------------------------------------------------------------------------

  All Directors and             2,305,618(3)                            13.5
  Executive Officers as a
  Group (20 persons)

* Indicates that the Director/Officer owns less than 1 percent of the outstanding shares of Common Stock.

(1) Shares also listed as beneficially owned by the Lydall Profit Sharing Plan which has the sole power to dispose of the shares. Voting power with respect to the shares is exercised by the participating employee.

(2) As reported in Schedule 13G filed with the Securities and Exchange Commission on February 12, 1997.

(3) Of the 2,305,618 shares, 30,330 are exercisable under the Warrant Plan, 536,010 are exercisable under the 1982 Stock Incentive Compensation Plan, and 353,069 are exercisable under the 1992 Stock Incentive Compensation Plan.

                            EXECUTIVE COMPENSATION

        COMPENSATION AND STOCK OPTION COMMITTEE REPORT TO STOCKHOLDERS

  Based on a management proposal, the Compensation and Stock Option Committee (the "Committee") approves the compensation levels of Lydall's executives at the division president level and above, subject to ratification by the Board of Directors. The Committee also administers the Company's Individual Performance Plan, or cash bonus program, and the Lydall, Inc. Stock Incentive Compensation Plans as approved by stockholders. Each of the three members of the Committee is a nonemployee Director. All decisions by the Committee relating to the compensation of the Company's senior executives are reviewed by the full Board except for decisions about awards under the Company's stock-based compensation plans which must be made solely by the Committee in order for the grants or awards under such plans to satisfy applicable requirements of the federal securities laws.

  The Committee is guided by the following principles in determining the compensation levels of the senior executives named in the Summary Compensation Table--Messrs. Carolan, Lanzi, Whitely, and Hanley, and the Chief Executive Officer, Mr. Leonard R. Jaskol.

PHILOSOPHY

  Lydall ties its executive compensation to the long-term goals and strategy of the Company which is to build a strong, profitable business and to protect and grow stockholder value. Lydall's incentive compensation plans are directly based on Company performance, progress made toward long-term goals and, in turn, on the value received and reasonably anticipated by stockholders.

  The Committee's executive compensation policies are designed to provide competitive levels of compensation that are closely integrated with the Company's annual and long-term performance goals. Lydall's goal is to achieve above-average, consistent corporate performance and it recognizes individual initiative and achievements that lead to the accomplishment of that goal. The Company seeks to attract and retain the highest qualified executives and seeks to ensure its compensation levels are competitive.

  Senior executives' compensation packages are intended to be consistent with those of executives in comparable positions with diversified manufacturers similar in size to Lydall. Because Lydall directly ties a large portion of its executive compensation to corporate performance, however, executives may be paid more in a particular year of good results and less in a year of disappointing results.

  The Committee believes that stock ownership by management serves to align management's and stockholders' interests. The Company's stock-based incentive plans are an important component of its executive compensation and are intended to retain and motivate executives to improve the long-term operating results and growth of the Company. The Committee believes that there is a direct correlation between the accomplishment of these objectives and the value of Lydall's Common Stock.

ELEMENTS OF COMPENSATION

  The following describes each of the three components of Lydall's executive compensation packages.

  Base Salary. Base salary is compared with the competitive median for diversified manufacturers of similar size, as determined by independently published compensation surveys.

  Salaries for executives are reviewed by the Committee every two years and are based on the Committee's agreement that the individual's contribution to the Company has increased or decreased relative to operating performance and that competitive pay levels have changed.

  Mr. Jaskol's base salary was approved at the December 1995 Board meeting to be effective January 1, 1996 through 1997. Mr. Jaskol's salary will be reviewed at the end of 1997. In determining Mr. Jaskol's compensation, the Committee considers pay levels among Chief Executive Officers of diversified manufacturers similar in size to Lydall as well as the Board's agreement on Mr. Jaskol's contributions to the successful operating performance and financial management of the Company over the past several years. The Committee measures Mr. Jaskol's contributions by the Company's long-term earnings growth, balance sheet strength, management development, and new product opportunities. A similar process is followed for Messrs. Carolan, Lanzi, Whitely and Hanley. Salary levels for all of these senior officers were set at the end of 1995 for the two years 1996 and 1997. Their salaries will be reviewed at the end of 1997.

  Individual Performance Awards. The bonus portion of Lydall's executive compensation is a key component of its management's total compensation packages. Individual Performance Award agreements (IPAs) are based on earnings-per-share targets and the accomplishment of individually defined milestones. Threshold, superior, and outstanding earnings-per-share targets are determined by the Committee at the beginning of each year. Individual milestones are also established annually.

  Companywide, the amounts for individual awards range from 5 percent to 75 percent of base salary. The senior executives named in the Summary Compensation Table, excluding Mr. Jaskol, are eligible to receive a bonus of up to 62.5 percent of their base salary.

  In 1996, Mr. Jaskol was eligible to receive a bonus of up to 75 percent of his base salary provided that Lydall's performance reached or surpassed the outstanding target levels. Mr. Hanley was eligible to receive a bonus of up to
62.5 percent of his base salary provided that Lydall's performance reached or surpassed the outstanding target levels. These levels were attained in 1996 and thus, Mr. Jaskol and Mr. Hanley each received his maximum bonus for the year.

  Individual performance awards, or bonuses, for all division presidents are based two-thirds on personal milestones relating to the results of their division together with each division's contribution to the overall results of the Company, and one-third on corporate earnings-per-share targets.
Mr. Carolan, Mr. Lanzi and Mr. Whitely's bonuses were based on this formula for 1996. Not all of the divisions met 1996's performance targets, and thus, individual bonuses varied for the year.

  Stock Option Awards. The Committee has determined certain appropriate levels of ownership for Lydall's senior executives and has granted stock options towards achieving those predetermined levels. These targets are based on comparison studies of executive stock ownership in other public companies similar in size to Lydall. Outstanding historical performance by an individual is additionally recognized through larger than normal option grants. In addition to the senior executives named in the Summary Compensation Table, a large number of Lydall's managers participate in the Company's stock option program.

  Stock options are granted at the prevailing market price and will only have value if the Company's stock price increases. Generally, grants vest over four years; individuals must be employed by the Company at the time of vesting in order to exercise the options.

  Mr. Jaskol received option grants covering 19,278 shares of Lydall, Inc. Common Stock in 1996. He now holds options covering a total of 292,278 shares of Common Stock, 229,380 of which were vested as of the record date. Mr. Jaskol's option holdings are reviewed annually to ensure that his relative stock ownership in the Company adequately reflects his contributions to maximizing stockholder value for the long term. Option awards to Mr. Jaskol are also tied to his level of base salary and to the long-term performance of the Company.

  In 1996, Mr. Carolan and Mr. Whitely each received an option grant covering 5,000 shares and Mr. Hanley received an option grant covering 6,000 shares of Common Stock. In addition, Mr. Carolan and Mr. Whitely received an additional 4,419 upon becoming a director, in accordance with the terms of 1992 Stock Option Plan. Mr. Lanzi received an option grant covering 7,500 shares of Common Stock.

LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other most highly compensated executive officers. Certain "performance based" compensation is not subject to the limitation on deductibility provided that certain stockholder approval and independent director requirements are met.

  Because of the fact that the compensation paid to each of the Company's executive officers has not exceeded $1 million per year, the Committee does not believe that the limitation on deductibility of executive compensation is currently material to the Company. The Committee will continue to review the situation in light of the final regulations and future events with the objective of achieving deductibility to the extent appropriate.

                                          COMPENSATION AND STOCK OPTION
                                           COMMITTEE

                                          Roger M. Widmann, Chairman
                                          Lee A. Asseo and Albert E. Wolf

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  None of the Compensation and Stock Option Committee members, Roger M. Widmann, Lee A. Asseo, and Albert E. Wolf, have interlocking relationships with the Company and all are outside directors.

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total return on the Company's shares over the past five years with the cumulative total return on shares of companies comprising the Standard & Poor's Industrials Index and the Russell 2000 Index. Cumulative total return is measured assuming an initial investment of $100 and the reinvestment of dividends.

                             [GRAPH APPEARS HERE]

                          SUMMARY COMPENSATION TABLE

  The following table shows the compensation either paid or allocated by the Company for the past three years through December 31, 1996 to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company.

                             Annual Compensation           Long-Term Compensation
                                                            Awards           Payouts
-------------------------------------------------------------------------------------------
   (a)                  (b)    (c)     (d)     (e)      (f)       (g)     (h)    (i)
                                                               Securities
                                              Other     Re-      Under-          All
  Name                                        Annual  stricted   lying    LTIP  Other
  and                                        Compen-   Stock    Options/  Pay- Compen-
  Principal                  Salary   Bonus   sation   Awards     SARs    out   sation
  Position              Year   ($)     ($)   ($)/(1)/   ($)     (#)/(2)/  ($)  ($)/(3)/
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  L.R. JASKOL
   CEO &                1996 499,999 375,000  51,559      0     19,278/0    0   68,289
   Chairman of the      1995 400,000 300,000  40,654      0     15,000/0    0   54,804
   Board                1994 400,000 300,000  35,319      0     24,000/0    0   53,499
-------------------------------------------------------------------------------------------
  J.P.CAROLAN           1996 250,000 143,334   9,860      0      9,419/0    0   54,590/(6)/
   Division             1995 200,000 125,000  59,321      0      7,500/0    0   53,154/(4)/
   President & Director 1994 200,000 125,000  71,776      0     21,000/0    0   68,488/(4)/
-------------------------------------------------------------------------------------------
  R.J.LANZI             1996 250,000  85,001  11,164      0      7,500/0    0   32,191
   Division             1995 200,000 125,000  24,964      0      7,500/0    0   25,757
   President            1994 200,000  41,666  11,525      0     12,000/0    0   25,623
-------------------------------------------------------------------------------------------
  E.F.WHITELY           1996 250,000  78,751   7,171      0      9,419/0    0   24,611/(5)/
   Division             1995 200,000 125,000   5,701      0      7,500/0    0   22,560/(5)/
   President & Director 1994 200,000 125,000   5,640      0     12,000/0    0   20,954/(5)/
-------------------------------------------------------------------------------------------
  J.E. HANLEY           1996 200,000 125,000   3,585      0      6,000/0    0   17,829
   V.President          1995 180,000 112,500   3,204      0      6,000/0    0   16,765
   Finance-Treasurer    1994 150,000  93,750   2,301      0     12,000/0    0   13,844

/(1)/ None of the named executive officers received perquisite and other personal benefits in excess of the lesser of $50,000 or 10 percent of his total annual salary and bonus.

/(2)/ Share amounts prior to the 1995 stock split have been restated to reflect the two-for-one stock split distributed June 21, 1995.

/(3)/ The items reported in column (i) include amounts paid on behalf of the named individuals by the Company for:

  DEFINED CONTRIBUTION PLANS (401(K) PLAN & ESOP):

   L.R. Jaskol 1996 ($12,000), 1995 ($12,000), 1994 ($10,500); J.P. Carolan
   1996 ($8,484), 1995 ($8,690), 1994 ($7,711); R.J. Lanzi 1996 ($12,000),
   1995 ($12,000), 1994 ($10,500); E.F. Whitely 1996 ($12,000), 1995
   ($12,000), 1994 ($10,500; J.E. Hanley 1996 ($12,000), 1995 ($12,000),
   1994 ($10,500).

  THE EMPLOYEE STOCK PURCHASE PLAN:

   L.R. Jaskol 1996 ($600), 1995 ($600),1994 ($400); J.P. Carolan 1996
   ($400), 1995 ($400), 1994 ($400); R.J. Lanzi 1996 ($600), 1995 ($600),
   1994 ($400); E.F. Whitely 1996 ($600), 1995 ($583), 1994 ($400); J.E.
   Hanley 1996 ($600), 1995 ($600), 1994 ($400).

  LIFE INSURANCE PREMIUMS:

   L.R. Jaskol 1996 ($44,630), 1995 ($31,337), 1994 ($31,892); J.P. Carolan
   1996 ($7,973), 1995 ($6,037), 1994 ($6,399); R.J. Lanzi 1996 ($12,912),
   1995 ($9,971), 1994 ($10,232); E.F. Whitely 1996 ($7,178), 1995 ($5,499),
   1994 ($5,892); J.E. Hanley 1996 ($1,790), 1995 ($1,411), 1994 ($1,095).

  LONG-TERM DISABILITY PREMIUMS:

   L.R. Jaskol 1996 ($11,059), 1995 ($10,867), 1994 ($10,707); J.P. Carolan
   1996 ($6,297), 1995 ($4,308), 1994 ($3,978); R.J. Lanzi 1996 ($6,679),
   1995 ($3,186), 1994 ($4,491); E.F. Whitely 1996 ($4,521), 1995 ($4,166),
   1994 ($3,850); J.E. Hanley 1996 ($3,439), 1995 ($2,754), 1994 ($1,849).

/(4)/ Forgiveness of bridge loans provided to Mr. Carolan to reimburse him when he was required by the Company to relocate from France are included in this total: 1995 ($33,719); 1994 ($50,000).

/(5)/ In 1996, 1995 and 1994, Mr. Whitely received a nonsmoking bonus of $312 in accordance with the policy for his location.

/(6)/ In 1996, Mr. Carolan received $31,436 for reimbursement of relocation expenses when he was required by the company to relocate from France.

                               PLAN DESCRIPTIONS

  While not required by the Securities and Exchange Commission rules in every case, the Company believes a brief description of each compensation plan will enable stockholders to understand better the information presented in the tables.

DEFINED BENEFIT PENSION PLAN

  The Company provides a noncontributory, "career average" defined benefit pension plan (the "Pension Plan") to most salaried employees of Lydall. The Pension Plan provides that benefits, in the amount of 2 percent of the participant's annual eligible earnings, (subject to limitations imposed by the Internal Revenue Code) will accrue annually. The Pension Plan benefits are not determined primarily by final or average final compensation. The Company pays the entire cost of the Pension Plan which is administered by a committee appointed by the Board of Directors.

  A participant's compensation for purposes of determining pension benefits is the participant's W-2 compensation (less bonus and other similar compensation payments) plus pretax employee contributions to the pretax plans of Lydall, Inc.

  The normal retirement age under the Pension Plan is 65 and actuarially reduced benefits are available at age 55 if the participant has ten years of service. Messrs. Jaskol, Carolan, Lanzi, Whitely, and Hanley are expected to receive annual benefits upon retirement at normal retirement age (assuming salary increases of 4 percent per year for Mr. Jaskol and 5 percent per year for the others) in the amounts of $80,188, $71,763, $67,185, $85,828 and
$155,946, respectively. The aforementioned amounts are not subject to any further reductions for Social Security benefits or for any other offset amounts.

SALARIED PROFIT SHARING PLAN

  The Company has a noncontributory profit sharing plan (the "Profit Sharing Plan") covering most salaried employees and full-time hourly employees at certain Lydall locations. The Board of Directors has discretionary authority to determine the amount of contributions (if any) to be made each year by the Company. Each employee receives a percentage of his or her W-2 compensation, as determined by the Board of Directors, (subject to the limitations imposed by the Internal Revenue Code) less bonus and other similar compensation payments plus employee pretax contributions. Contributions are made either in shares of Common Stock or in cash. If cash, the trustee of the Profit Sharing Plan uses it to purchase Common Stock, so that the Profit Sharing Plan is invested primarily in Lydall Common Stock. The Profit Sharing Plan provides that an employee's Profit Sharing Plan account shall be distributed to an employee who terminates employment with a vested benefit, or who retires at normal retirement age.

STOCK INCENTIVE PLAN

  The Company maintains the Lydall, Inc. 1992 Stock Incentive Compensation Plan (the "1992 Plan"), which expires on May 12, 2002. The 1992 Plan presently authorizes an aggregate of 1,580,000 shares of Common Stock for issuance under the terms of incentive awards that may be granted to Directors, officers and other key employees of the Company. Incentive awards granted under the 1992 Plan may take the form of nonqualified stock options, incentive stock options, restricted stock awards, or stock bonus awards. The 1992 Plan is proposed to be amended and restated at the Annual Meeting. Please see the description provided under Proposal 1 above.

                              STOCK OPTION TABLES

  The following table provides information regarding stock options granted to the named executive officers during 1996. In addition, in accordance with Securities and Exchange Commission rules, the values assigned to each reported option are shown using gains based on assumed rates of annual compound stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full option term.

  In assessing these values, it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date, and that value will depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all stockholders.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                       Potential
                                                  Realizable Value at
                                                     Assumed Annual
                                                  Rates of Stock Price
                                                      Appreciation
            Individual Grants                     for Option Term (*)
----------------------------------------------------------------------
      (a)                      (c)         (d)        (e)       (f)     (g)
                    (b)     % of Total
                 Number of   Options/
                Securities     SARs
                Underlying  Granted to
                 Options/   Employees  Exercise or
                   SARs     in Fiscal  Base Price  Expiration
                Granted (#)    Year      ($/Sh)       Date    5% ($)  10% ($)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  L.R. Jaskol    4,278(1)/0              $23.375     5/6/06    62,887 159,371
                15,000(3)/0              $23.500    12/3/06   221,683 561,792
                19,278       10.11/0
-----------------------------------------------------------------------------
  J.P. Carolan   4,419(2)/0              $22.625    5/14/06    62,876 159,341
                 5,000(3)/0              $23.500    12/3/06    73,894 187,264
                  9,419       4.94/0
-----------------------------------------------------------------------------
  R.J. Lanzi     7,500(3)/0   3.93/0     $23.500    12/3/06   110,841 280,896
-----------------------------------------------------------------------------
  E.F. Whitely   4,419(2)/0              $22.625    5/14/06    62,876 159,341
                 5,000(3)/0              $23.500    12/3/06    73,894 187,264
                  9,419       4.94/0
-----------------------------------------------------------------------------
  J.E. Hanley    6,000(3)/0   3.15/0     $23.500    12/3/06    88,672 224,716

(*) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions.
(1) Exercisable 25% 5/7/97; 50% 5/7/98; 75% 5/7/99; 100% 5/7/2000.
(2) Exercisable 25% 5/15/97; 50% 5/15/98; 75% 5/15/99; 100% 5/15/2000.
(3) Exercisable 25% 12/4/97; 50% 12/4/98; 75% 12/4/99; 100% 12/4/2000.

  The following table shows stock option exercises by the named officers during 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and nonexercisable stock options as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

     (a)                             (c)
                      (b)                             (d)                (e)
                                                   Number of          Value of
                                               Securities  Under-    Unexercised
                                               lying Unexercised    In-the-Money
                                                Options/SARs at    Options/SARs at
                                                   FY-End (#)        FY-End ($)

  Name          Shares Acquired Value Realized    Exercisable/      Exercisable/
                on Exercise (#)      ($)         Unexercisable      Unexercisable
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  L.R. Jaskol       40,000         841,680       229,380/62,898   4,017,050/312,691
-----------------------------------------------------------------------------------
  J.P. Carolan      11,154         213,186        98,479/38,600   1,531,490/230,676
-----------------------------------------------------------------------------------
  R.J. Lanzi             0               0        23,845/31,541     238,176/185,120
-----------------------------------------------------------------------------------
  E.F. Whitely      52,800         910,013        46,180/34,739     538,489/201,529
-----------------------------------------------------------------------------------
  J.E. Hanley            0               0        76,103/35,297   1,072,464/263,218

INDIVIDUAL PERFORMANCE AWARD PLAN

  Lydall's Individual Performance Award Plan provides individual cash awards for improvement in annual operating results. The performance award plan is administered by the Stock Option and Compensation Committee of the Board of Directors. Performance awards depend upon individual performance and achievement of specified objectives. Individual awards, which may vary from 5 to 75 percent of base salary, are paid during the first quarter of the following year. Amounts earned in 1996, whether paid to or deferred by the persons included in the Summary Compensation Table, are included in the amounts shown in such Table.

STOCK PURCHASE PLAN

  The Lydall Employee Stock Purchase Plan (the "Stock Purchase Plan") gives certain full-time, nonunion and union (if negotiated) Lydall employees the opportunity to purchase Common Stock through regular payroll deductions. Lydall contributes 33 1/3 percent of each employee's contribution up to $150 a month. Purchases are made on the open market by a brokerage firm.

401(K) PLAN

  Lydall's 401(k) Plan is available to certain full-time, nonunion employees with at least three months of service and certain union employees as negotiated. In accordance with Section 401(k) of the Internal Revenue Code, the 401(k) Plan provides participants with the option to reduce their gross income for federal income tax purposes to the extent of their pretax contributions. Generally, participants may contribute up to 10 percent of their total compensation on a pretax basis (subject to limitations imposed by the Internal Revenue Code). Lydall matches the nonunion employees' pretax contributions up to 4 percent of each employee's annual compensation. The first 2 percent is matched dollar for dollar, and the next 2 percent is matched by 50 cents for every dollar. Lydall's matching contribution is immediately fully vested. The union facilities have not negotiated a matching contribution on their 401(k) plan.

OTHER EMPLOYEE BENEFIT PLANS REMUNERATION

  Lydall provides group life insurance of two to five times salary, and Accidental Death & Dismemberment Insurance for all eligible salaried employees. With respect to all executive officers named in the Summary Compensation Table and certain other officers of the Company, such life insurance coverage, consists of an individual Universal Life Policy which is owned by the covered individual. With respect to Mr. Jaskol, the only senior officer eligible for insurance coverage of five times his salary, a portion of this coverage is in the form of an individual whole life policy owned by him.

  Lydall provides under a group plan long term disability coverage of 60 percent of base salary to all eligible salaried employees. The Company provides all executive officers named in the Summary Compensation Table and certain other officers of the Company with long term disability coverage equal to their base salary subject to availability in the marketplace.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

  The Company has a supplemental retirement plan intended to provide retirement benefits, supplementing those provided under other Company-related retirement plans to certain officers and key employees. All of the officers named in the Summary Compensation Table are participants. Upon retirement and for a period of up to fifteen years, a participant is entitled to receive a monthly retirement benefit. That benefit is equal to the lesser of (i) 60 percent of the participant's final average pay less the participant's benefits (attributable to Company contributions) under all of the Company's qualified plans or (ii) an amount equal to the sum each year of the excess benefits for such participant under each plan attributable to the participant's compensation in excess of the limitation imposed by the Internal Revenue Code.

  The participant is deemed vested in the supplemental benefits when they have attained age 55 and the sum of their age and service equal or exceed 70. Mr. Jaskol and Mr. Lanzi are the only participants named in the Summary Compensation Table who are fully vested. Messrs. Jaskol, Carolan, Lanzi, Whitely and Hanley are expected to receive annual benefits upon retirement at normal retirement age in the amount of $174,601, $99,944, $27,687, $2,113 and $0 respectively.

TRANSACTIONS WITH MANAGEMENT

  The Company currently has outstanding two loans to Leonard R. Jaskol, both of which were made to facilitate his acquisition of a greater equity stake in the Company. Mr. Jaskol is Chairman of the Board, President and Chief Executive Officer of the Company. The first such loan is scheduled to mature on January 1, 1998, or whenever Mr. Jaskol terminates his employment, whichever is sooner. The loan is an unsecured term loan that is currently bearing interest at the rate of 8.75 percent. During 1996, the highest unpaid principal balance of this loan was $24,340, which also was the unpaid principal balance as of March 18, 1997. The other loan is for $150,000, bearing interest at 8.75 percent per annum on the unpaid balance of the note and maturing on January 1, 1998. The note is secured by 9,138 shares of Lydall Common Stock owned by Mr. Jaskol. During the period from January 1, 1996 through December 31, 1996, the highest unpaid principal balance of this loan was $150,000, which also was the unpaid principal balance as of March 18, 1997. The Company grosses up Mr. Jaskol's salary to reimburse him for the amount of the interest due and payable under the loans, as well as the additional taxes incurred by Mr. Jaskol as a result of the interest reimbursement.

  The Company has entered into employment agreements with (i) Mr. Jaskol; (ii) each of the Division Presidents of the Company, including those named in the Summary Compensation Table; (iii) Vice President Corporate Development Alan J. Gnann; (iv) Vice President Finance and Treasurer John E. Hanley; (v) Vice President Investor Relations Carole F. Butenas; (vi) General Counsel and

Secretary Mary Tremblay and (vii) Manager of Human Resources and Employee Benefits Mona G. Estey. The agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements generally provide for the continued employment of each such executive officer in the event that he or she is forced to resign or is otherwise replaced (unless he or she resigns or is replaced for "cause," as defined in the agreements) after a change in control of the Company. Certain of the agreements also provide for the continued employment of certain executive officers in the event of termination before a change in control. The agreements define a change in control of the Company to mean (a) an acquisition of the Company by means of a merger or consolidation or purchase of substantially all of its assets if incident thereto the composition of the Company's Board of Directors changes with the result that a majority of the Board consists of new members or the Company's stockholders receive cash or other consideration in exchange for their Lydall stockholdings, (b) the acquisition of 25 percent or more of the outstanding shares of Common Stock by an entity or a person who was not an officer or a Director of the Company on the dates of the respective agreements or (c) the election or appointment to the Board of any director(s), where that appointment or election was not approved by a vote of at least a majority of the Directors then in office. Mr. Jaskol's current agreement is dated March 1, 1995, and each of the remaining current agreements are dated March 10, 1995.

  The period during which the Company would be obligated to continue to employ the covered executives is defined in the agreements as the "Employment Period." During the Employment Period, each covered executive would be entitled to receive an annual salary equal to one-third of the aggregate of the base salary and bonuses he or she received during the three years prior to the Employment Period. With respect to Mr. Jaskol, the Company would be obligated to pay such amount to him for a period of two years if he is forced to resign or is otherwise replaced prior to a change in control of the Company or three years if he resigns (including a voluntary resignation) or is otherwise replaced following a change in control of the Company. With respect to each of the Division Presidents, the Vice President-Corporate Development and the Vice President-Finance and Treasurer, the period during which the Company would be obligated to pay such amount would be one year if forced resignation or replacement occurs prior to a change in control and two years if forced resignation or other replacement occurs following a change in control. With respect to Ms. Butenas, Ms. Tremblay and Ms. Estey the period during which the Company would be obligated to pay such amount would be one year if termination occurs within one year following a change of control. Each of the agreements provides that the covered executive officers will not be entitled to any benefits after their normal retirement date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who beneficially own more than 10 percent of the Company's stock to file certain reports with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange concerning their beneficial ownership of the Company's equity securities. Applicable SEC regulations also require such persons to furnish the Company with copies of all such reports. Based solely on a review of the copies of such reports furnished to the Company as of the date of this proxy statement, or written representations that no reports were required, the Company believes that, during 1996, all filing requirements applicable to its Directors, officers and greater than 10 percent stockholders were satisfied, except that a Form 3 filed for Mr. Worthington, who became an executive officer of the Company during 1996, mistakenly did not disclose his beneficial ownership of non-qualified stock options held by him as of such date. The error was corrected when such stock options were subsequently disclosed in a Form 5 filed after the end of the year.

APPOINTMENT OF AUDITORS

  The Board of Directors approved, upon recommendation of the Audit Committee, Coopers & Lybrand, L.L.P. as independent accountants to the Company for the year ended December 31, 1996. It is expected that the Board of Directors will appoint Coopers & Lybrand, L.L.P. as the Company's independent accountants for the current year. Representatives of Coopers & Lybrand, L.L.P. will be present at the Annual Meeting and will be available to respond to questions.

OTHER MATTERS

  The Board of Directors does not know of other matters which may come before the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy committee to vote or otherwise to act in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

  Any proposals or recommendations for Directors by stockholders which are to be presented at the Annual Meeting to be held in May, 1998 must be received by the Company by November 27, 1997 in order to be included in the Proxy Statement and on the proxy card relating to the 1998 Annual Meeting.

  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1996 WILL BE PROVIDED WITHOUT CHARGE, UPON REQUEST. REQUESTS MAY BE DIRECTED TO: CAROLE F. BUTENAS, VICE PRESIDENT-INVESTOR RELATIONS, LYDALL, INC., P.O. BOX 151, MANCHESTER, CONNECTICUT 06045-0151.

                                   EXHIBIT A

LYDALL, INC.
-------------------------------------------------------------------------------

1992 STOCK INCENTIVE COMPENSATION PLAN

 Purpose.

  The purpose of the Plan is to further the growth and prosperity of the Company and its Subsidiaries through payment of incentive compensation in the form of Common Stock to officers, key employees and directors and by encouraging investment in the Company's Common Stock by officers, key employees and directors who are in a position to contribute materially to the Company's prosperity.

 Definitions.

  Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section.

  "Annual Retainer" means the annual retainer payable to each Outside Director of the Company for each full year of service as such, the amount of which for purposes of this Plan may not be changed more often than once every twelve
(12) months.

  "Award Period" means for each Restricted Stock Award, the period beginning with the date on which such Award is granted and ending on a date specified by the Committee at the time of the granting of such Award. In no event shall the Award Period be greater than ten (10) years.

  "Board of Directors" or "Board" means the Board of Directors of the Company.

  "Change in Control of the Company" means (i) an acquisition of the Company by means of a merger or consolidation or purchase of substantially all of its assets if and when incident thereto (a) the composition of the Board of Directors or its successor changes so that a majority of the Board is not comprised of individuals who were members of the Board immediately prior to such merger, consolidation or purchase of assets or (b) the stockholders of the Company acquire a right to receive, in exchange for or upon surrender of their stock, cash or other securities or a combination of the two, or (ii) the acquisition by a Person (as that term is hereafter defined) of the voting rights with respect to 25 percent or more of the outstanding Common Stock of the Company if such person was not an officer or director of the Company on May 13, 1992.

  "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, related rules, regulations and interpretations.

  "Committee" means the committee of the Board of Directors that has been designated to administer the Plan. The Committee shall consist of not less than two members of the Board of Directors as so designated and appointed from time to time by the Board. To be eligible to serve as a member of the Committee, a director must qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, and any successor to such rule, and (ii) an "Outside Director" within the meaning of Section 162(m) of the Code and any successor to such Section.

  "Common Stock" means the common stock of the Company with the par value set forth in the Certificate of Incorporation.

  "Company" means Lydall, Inc.

  "Director" means a member of the Board of Directors.

  "Fair Market Value" means the closing sale price per share on the New York Stock Exchange (or if not traded on the New York Stock Exchange, then on whatever national exchange the shares of the Common Stock of the Company are traded) on the day before the award date or on the day before the exercise date, as appropriate. If no trade occurred on the Exchange on the day before the award date or on the day before the exercise date, the closing sale price per share on the most recent date on which sales were reported will be substituted for the closing sale price on that day.

  "Incentive Award" means an Option, a Restricted Stock Award, a Stock Bonus Award, or a combination of them.

  "Incentive Stock Option" means an Option which meets the requirements of
Section 422A of the Code.

 "Non-Qualified Option" means an Option not qualifying for Incentive Stock Option treatment under the Code.

  "Option" means a Non-Qualified Option or Incentive Stock Option.

  "Outside Director" means a member of the Board of Directors who, as of the close of business on the date of grant of any Incentive Award hereunder, is not an employee of the Company or any of its Subsidiaries.

  "Person" for purposes of the definition of "Change in Control of the Company," a "person" means an individual, corporation, trust or other legal or commercial entity and includes two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Company.

  "Plan" means the Lydall, Inc. 1992 Stock Incentive Compensation Plan.

  "Restricted Stock Award" means the right to receive a specified number of shares of Common Stock in annual installments over a designated Award Period.

  "Stock Bonus Award" means an award of shares of Common Stock to an Outside Director pursuant to Section 6 or to an employee of the Company pursuant to
Section 11 hereof.

  "Subsidiary" or "Subsidiaries" means a corporation or other form of business entity, more than 50 percent of the voting interest of which is owned or controlled, directly or indirectly, by the Company.

 Shares of Common Stock Subject to the Plan.

  Subject to the provisions of paragraph (c) of this Section 3 and Section 12, the total number of shares of Common Stock which may be issued or transferred under this Plan 1) upon exercise of Options; 2) when an Outside Director or an employee becomes entitled to receive shares of stock pursuant to a Stock Bonus Award; and 3) under the terms of a Restricted Stock Award, shall not exceed 2,420,000 shares.

  Shares to be issued or transferred under this Plan will be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock or from shares of Common Stock held by the Company as treasury shares, including shares purchased in the open market.

 If any share of Common Stock issuable or transferable under an Incentive Award is not issued or transferred and ceases to be issuable or transferable because (i) of the lapse, in whole or in part, of such Incentive Award; (ii) it is subject to the provisions of paragraph (b) of Section 9 or paragraph (d) of Section 10; or (iii) for any other reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in paragraph (a) of this Section 3 and may again be used for Incentive Awards.

 Administration of the Plan.

  The Plan shall be administered by the Committee. The Committee shall have authority, in its discretion and after receiving the recommendations of the Chairman of the Company, to determine the employees to whom Incentive Awards will be granted, the time or times at which Incentive Awards will be granted, and the number of shares to be subject to each Incentive Award. In making such determinations, the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors deemed to be relevant will be taken into account. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award Agreements (which need not be identical) including the determination of whether Options granted will be designated as Incentive Stock Options and to make all other determinations necessary or advisable for the administration of the Plan. The Committee will hold its meetings at such times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

 Participation.

  Except as set forth in Sections 6, 7 and 8 hereof, Incentive Awards may be granted to officers and other key employees of the Company and its Subsidiaries.

  From time to time the Chairman of the Company will determine and recommend to the Committee those officers and key employees of the Company and of its Subsidiaries who should be granted Incentive Awards, the type of Incentive Awards to be granted, and the number of shares subject to each Incentive Award; provided, however, that no person may be granted in any calendar year Incentive Awards covering more than 100,000 shares of Common Stock. The Committee shall approve or disapprove such recommendations.

  Incentive Awards may be granted in the following forms:

    a Restricted Stock Award, in accordance with Section 9,

    an Option, in accordance with Section 10, which may be designated as an Incentive Stock Option as that term is defined in Section 422A of the Code,

    a Stock Bonus Award, in accordance with Section 11, or

    a combination of the foregoing.

  Stock Bonus Awards to Outside Directors in Lieu of Annual Cash Retainers. On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall be granted a Stock Bonus Award in respect of that number of whole shares of Common Stock obtained by dividing fifty percent (50%) of the Annual Retainer then in effect by the Fair Market Value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest number of whole shares. The Stock Bonus Awards contemplated by this Section 6 shall be granted in lieu of any future cash payments to Outside Directors in respect of the Annual Retainer.

 Non-Qualified Option Awards to Directors in Lieu of Cash-Based Retirement Benefits.

  On December 31 of each year during the term of the Plan, each person then serving as an Outside Director and the Chairman of the Company shall be granted a Non-Qualified Option covering three hundred twenty-five (325) shares of Common Stock. The Non-Qualified Options contemplated by this Section 7 shall be granted in lieu of any future accruals under the Lydall, Inc. Board of Directors Deferred Compensation Plan.

  The purchase price of each share of Common Stock under a Non-Qualified Option granted under this Section 7 shall be the Fair Market Value of a share of Common Stock as of the date each such Non-Qualified Option is granted.

  Each Non-Qualified Option granted under this Section 7 shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the three (3) year period provided in paragraph (d) below.

  Whenever a recipient of Non-Qualified Options granted under this Section 7 ceases to be a Director of the Company for any reason whatsoever, all outstanding Non-Qualified Options granted under this Section 7 then held by such person shall continue to vest and be exercisable in whole or in part for a period of three (3) years from the date on which such person ceases to be a Director of the Company; provided, however, that, if the effective date of any such cessation of service occurs on or before March 31 of any given year, the Non-Qualified Option granted as of the previous December 31 (and only that Non-Qualified Option), if any, shall continue to vest and be exercisable in whole or in part until March 31 of the year that is three (3) years from the date on which such person ceases to be a Director of the Company; and provided further that, in no event, shall any such Non-Qualified Option be exercisable beyond the ten (10) year term of the Option specified in paragraph (c) above.

  Except as set forth above, the terms and conditions of each Non-Qualified Stock Option granted under this Section 7 shall be as specified in Section 10 below.

 Additional Automatic Awards to Directors.

  On each of May 7, 1999 and May 7, 2002, each person then serving as a Director of the Company shall be granted a Non-Qualified Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000. Each person who is first elected a Director of the Company after May 13, 1992 shall be granted, automatically upon such election, a Non-Qualified Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000. The Non-Qualified Options contemplated by this Section 8 represent a continuation of the automatic awards of Non-Qualified Options to Directors approved by the stockholders of the Company at the 1992 Annual Meeting of Stockholders.

  The purchase price of each share of Common Stock under a Non-Qualified Option granted under this Section 8 shall be the Fair Market Value of a share of Common Stock as of the date each such Non-Qualified Option is granted.

  Each Non-Qualified Option granted under this Section 8 shall become exercisable in four equal annual installments commencing as of the first anniversary of the date of grant, provided the holder of such Non-Qualified Option is a Director or employee of the Company on such anniversary, and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the applicable period specified in paragraph (d) or (e) below.

  Each Non-Qualified Option granted under this Section 8 to an Outside Director of the Company shall terminate if and when the optionee shall cease to serve as a Director of the Company, except as follows:

    (i) If the optionee has continuously served as a Director of the Company for at least one year from the date of grant of a Non-Qualified Option and dies (x) while serving as a Director of the Company or (y) during any period after having ceased to be a Director when the Non-Qualified Option would otherwise be exercisable under subparagraph (ii) below, the Non-Qualified Option theretofore granted to him/her may be exercised by a representative of his/her estate provided that such Non-Qualified Option may be exercised only within six months after the date of death and prior to the expiration date specified in such Non-Qualified Option.

    (ii) If the optionee ceases for any reason (other than death) to be a Director of the Company subsequent to one year from the date of grant, such Non-Qualified Option may be exercised within three months from the date of such cessation and prior to the expiration date specified in such Non-Qualified Option.

    (iii) No Non-Qualified Option may be exercised for more than the number of shares for which the optionee might have exercised his/her Option at the time he/she ceased for any reason to be a Director of the Company.

  Each Non-Qualified Option granted under this Section 8 to a Director who is an employee of the Company shall terminate in accordance with Section 10(e) below.

  Except as set forth above, the terms and conditions of each Non-Qualified Stock Option granted under this Section 8 shall be as specified in Section 10 below.

 Restricted Stock Awards.

  An Incentive Award in the form of a Restricted Stock Award shall be subject to the following provisions:

  The restricted stock agreement shall specify (i) the number of shares of Common Stock to be transferred to the recipient over the Award Period and (ii) the times at which portions of those shares shall be transferred to the recipient. In no event may shares be transferred before one year after the date of the Award or later than ten years from such date, except, however, that for persons who are not officers of the Company, the Committee may waive any part of the one-year period after the date of the Award during which the shares may not be transferred.

  The Restricted Stock Award shall terminate if the holder, with or without cause, shall cease to be an employee of the Company or any of its Subsidiaries, and any installments of shares of Common Stock which have not yet become transferable to such holder shall be forfeited upon cessation of employment; provided, however, in the event that an employee's employment shall terminate as a result of death or disability, the foregoing provision of this subparagraph (b) shall not apply, and all shares of stock subject to Restricted Stock Awards shall immediately become vested.

  At the time an installment of shares of Common Stock is transferred to the holder of a Restricted Stock Award, an additional payment shall be made to such holder, either in cash or shares of Common Stock as the Committee shall determine in its sole discretion, in an amount equal to the cash dividends which would have been payable to the holder of the Restricted Stock Award in respect to the shares transferred to the holder at the time the Restricted Stock Award was granted.

  Each Restricted Stock Award shall be evidenced by a written instrument containing terms and conditions determined by the Committee consistent with the terms of the Plan.

 Options.

  An Incentive Award in the form of an Option shall be subject to the following provisions:

  At the time of grant, the Option shall specify (i) the number of shares of Common Stock which may be purchased by the recipient over the term of the Option; (ii) the times at which portions of such shares may be purchased by the recipient; and (iii) whether the Option is an Incentive Stock Option. No Option shall be deemed to be an Incentive Stock Option unless the Committee has so designated such Option and the Option states that it is an Incentive Stock Option.

  The purchase price of each share of Common Stock under each Option will be at least 100 percent of the Fair Market Value of a share of Common Stock at the time of grant.

  The Option must provide that it is not transferable and may be exercised solely by the person to whom granted except as provided in paragraph (e) of this Section 10 in the event of such person's death.

  Each Option granted to an employee will be subject to the condition that it may be exercised only if the optionee remains in the employ of the Company and/or a Subsidiary for at least one year after the date of the granting of the Option. An Option may be exercised at the times and in the amounts determined by the Committee. In no event, however, shall an Option be exercisable after ten years from the granting of the Option.

  An Option granted to an employee shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

  If an optionee who has been continuously employed by the Company or any of its Subsidiaries for at least one year from the date of grant of an Option dies (x) while employed by the Company or a Subsidiary, or (y) during any period after retirement or the termination of his/her employment when the Option would otherwise be exercisable under subparagraph (ii) below, the Option theretofore granted to him/her may be exercised (x) by the beneficiary designated pursuant to paragraph (g) of Section 13 or (y) in the absence of such designation, or if no such beneficiary survives the optionee, by a representative of such optionee's estate, provided that such Option may be exercised only within six months from the date of death and within ten years from the date of grant of the Option.

  If an optionee retires or if his/her employment with the Company or a Subsidiary is terminated for any reason (other than death) subsequent to one year from the date of grant of any Option, such Option may be exercised within three years (or such lesser period as the Option Agreement shall specify) from the date of such retirement or termination of employment, but in no event after ten years from date of grant of the Option; provided, however, that if such Option is an Incentive Stock Option, it may be exercised only within ninety (90) days (or such lesser period as the Option Agreement shall specify) from the date of such retirement or termination of employment, but in no event after ten years from the date of grant of the Option.

  Notwithstanding (i) and (ii) above, if an optionee is dismissed for cause, of which the Committee shall be the sole judge, his/her Option shall expire immediately upon termination.

  The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence will be considered as still in the employ of the Company, provided that such leave of absence meets the requirements of Treasury Regulation (S)1.421-7(h) promulgated under the Code and provided that an Option shall be exercisable during a leave of absence only as to the number of shares which were exercisable at the commencement of such leave of absence.

  No Option may be exercised for more than the number of shares for which the optionee might have exercised his/her Option at the time he/she ceased for any reason to be an employee of the Company or a Subsidiary.

  A person electing to exercise an Option will give written notice to the Company of such election and of the number of shares he/she has elected to purchase and the date on which he/she wishes to exercise the Option. Any person exercising an Option may tender the full purchase price plus taxes, if applicable, in cash of the shares he/she has elected to purchase on the date specified by him/her for completion of such purchase. If authorized by the Committee, in its discretion, at or after the time of grant, payment in full or in part may also be made by an employee of the Company in the form of shares of Common Stock not then subject to restriction under any Company plan (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment for federal tax purposes); provided, however, that shares of Common Stock may not be used to pay any of the purchase price of an Option unless such shares have been owned by the employee for at least six months, or such longer period as the Committee shall determine, prior to being surrendered as payment in full or in part of the purchase price of an Option. Such surrendered shares shall be valued at "Fair Market Value."

  The Option agreements or Option grants authorized by the Plan may contain such other provisions, consistent with the terms of the Plan, as the Committee shall consider advisable.

  Incentive Stock Options may not be issued to any person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

  The aggregate Fair Market Value (determined at the time an option is granted) of stock of the Company (including Common Stock) granted an employee to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all incentive stock option plans of the Company or its Subsidiaries) shall not exceed $100,000.

 Stock Bonus Awards.

  A Stock Bonus Award may be granted to any employee of the Company or its Subsidiaries whom the Committee determines, upon recommendation of the Chairman of the Company, should be rewarded for exemplary performance, subject to the following provisions:

  The Committee shall determine, in its discretion, the number of shares of stock to be granted pursuant to a Stock Bonus Award and the time at which an Award shall be made.

  A Stock Bonus Award shall be evidenced by the delivery to the employee of a stock certificate representing the shares awarded.

  Shares of Common Stock transferred pursuant to a Stock Bonus Award shall be subject only to such conditions as are directed by the Board of Directors or Committee in accordance with Section 13(a) hereof.

 Adjustment Provisions.

  Except as otherwise provided herein, the following provisions shall apply to all Common Stock authorized for issuance and optioned, granted or awarded under the Plan:

    Stock Dividends, Splits, etc. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of shares of Common Stock subject to unexercised Options (but without adjustment to the aggregate option price) and in the number of shares of Common Stock then subject to Restricted Stock Awards.

    Divisive Reorganization, Merger, Exchange or other Reorganization. In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, or in the event that the Company engages in a divisive reorganization such as a spin-off of any significant portion of its business, the total number of shares of Common Stock which may be issued under the Plan shall be appropriately adjusted and appropriate adjustment shall be made by the Committee in the number of shares, kind of Common Stock and/or the Option price for which Incentive Awards may be or may have been awarded under the Plan, to the end that the proportionate interests of participants and inherent values of outstanding Incentive Awards shall be maintained as before the occurrence of such event.

    Adjustments. Adjustments under this Section 12 shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

    Change in control of the Company. If, and at such time as, a "change in control of the Company" (as defined in Section 2) shall have occurred, any and all provisions of any and all outstanding Incentive Awards which condition the right to exercise such Incentive Awards upon the holder of any such Incentive Award having been an employee of the Company or any of its Subsidiaries or a director of the Company for a period of time shall be deemed to have been rescinded, so that such holder, upon the occurrence of such change in control, shall have the right to exercise such Incentive Award in full, (including, in the case of Restricted Stock Awards, the right to be issued the stock awarded and any dividend accrued thereon), irrespective of whether such holder has been an employee or director for the period of time specified in the Incentive Award; provided, however, if any such recision would cause the maximum period during which an Option may be exercised or a Restricted Stock Award transferred to exceed nine years, such recision shall not occur with respect to such Option or Restricted Stock Award unless and until such Option or Restricted Stock Award is amended, with the consent of the holder, to reduce such maximum period to nine years or less.

 General Provisions.

  With respect to any shares of Common Stock issued or transferred under the provisions of this Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct.

  Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any employee any right to continue in the employ of the Company or a Subsidiary or will effect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause. Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any Director of the Company any right to continue in such capacity or will affect the right of stockholders to remove or not re-elect such person as a Director of the Company with or without cause.

  No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares will, if requested by the Company, give written assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the

Company or a Subsidiary may consider desirable to assure compliance with all applicable legal requirements.

  No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, will have any right, title or interest in any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, as shall have been issued or transferred to him/her and except as otherwise provided in Section 14(a).

  In the case of any employee of a Subsidiary, the Committee may direct the Company to issue the shares covered by the Incentive Award to the Subsidiary for such lawful consideration as the Committee may specify upon the condition that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Incentive Award. Notwithstanding any other provision of this Plan, an Incentive Award, excluding an Incentive Stock Option, may be issued by and in the name of the Subsidiary and shall be considered granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such two dates as the Committee will specify. For options which are intended to qualify as Incentive Stock Options, the date of grant shall be determined in accordance with the applicable regulations under the Code.

  The Company or a Subsidiary may make such provisions as it may consider appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive Award.

  No Incentive Award and no rights under the Plan, contingent or otherwise, shall be assignable, transferable or subject to any encumbrance, pledge or charge of any nature, provided that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect of an Incentive Award in the event of the death of the holder of such Incentive Award and provided, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in case of intestacy, under the laws relating to intestacy.

  Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of directors' fees or compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, with limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

  Except as the Delaware Corporation law otherwise may require, the place of administration of the Plan will conclusively be deemed to be within the State of Connecticut and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the laws of the State of Connecticut. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Connecticut, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

 Amendment, Suspension and Termination of Plan.

  The Board of Directors may at any time terminate, suspend or amend the Plan, provided, however, that no such amendment will, without approval of the stockholders of the Company, except as provided in Section 12 hereof, (i) materially increase the aggregate number of shares which may be issued in connection with Incentive Awards; (ii) change the minimum Option exercise price; (iii) increase the maximum period during which Options may be exercised, or Restricted Stock Awards transferred; (iv) extend the effective period of this Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan.

  The Committee may, with the consent of the person by whom a Restricted Stock Award or an Option is held, modify or change the terms of any Option or Restricted Stock Award in a manner which does not conflict with the provisions of the Plan.

 Effective Date and Duration of Plan.

  This Plan becomes effective upon its approval by the stockholders of the Company on May 13, 1992. Any amendment to this Plan will become effective upon approval by Directors unless stockholder approval is deemed necessary, in which case such amendment shall become effective upon approval by stockholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on May 12, 2002 and no Restricted Stock Award or Option may be granted under it thereafter, but such termination shall not affect any Incentive Award theretofore granted.

PROXY

                                 LYDALL, INC.

        The undersigned hereby appoints Samuel P. Cooley, Leonard R. Jaskol and Roger M. Widmann, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hartford Club, 46 Prospect Street, Hartford, Connecticut on May 14, 1997 at 11:00 a.m. E.D.T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated March 27, 1997 and instructs its attorneys and proxies to vote as set forth on this Proxy.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        (To be Signed on Reverse Side)

A [X] Please mark your votes as in this example.

1. APPROVAL OF THE AMENDED AND              FOR       AGAINST       ABSTAIN
   RESTATED 1992 STOCK INCENTIVE            [_]         [_]           [_]
   COMPENSATION PLAN (Proposal 1)

2. ELECTION OF     FOR      WITHHELD      NOMINEES: Lee A. Asseo
   DIRECTORS       [_]        [_]                   Paul S. Buddenhagen
   (Proposal 2)                                     James P. Carolan
                                                    Samuel P. Cooley
                                                    W. Leslie Duffy
                                                    Leonard R. Jaskol
                                                    William P. Lyons
                                                    Joel Schiavone
                                                    Elliot F. Whitely
                                                    Roger M Widmann
                                                    Albert E. Wolf

3. In their discretion, such other business at may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE 1992 STOCK INCENTIVE COMPENSATION PLAN AND OF THE SPECIFIED NOMINEES. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.

PLEASE NOTE ANY CHANGE OF ADDRESS.



Signature                              Date
         -----------------------------      -----------------------------

Signature                              Date
         -----------------------------      -----------------------------

NOTE: Please sign exactly as name appears above. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee, etc. indicate ?????. If the signor of a corporation, sign ??????????????????????????????